[LOGO]

SCUDDER
NEW ASIA
FUND, INC.


Semiannual Report
June 30, 2000








A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

[LOGO] Scudder New Asia Fund, Inc.
================================================================================

Investment objective and policies
o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics
o a closed-end investment company investing in a broad spectrum of Asian companies and industries
o a vehicle for international diversification through participation in Asian stock markets

[LOGO] General Information
================================================================================
Executive Offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

   For Account Information: 1-800-426-5523

   EquiServe
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Dechert Price & Rhoads

Independent Accountants

   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- SAF


[LOGO] Contents
================================================================================
Letter to Stockholders ...........................................    3
Other Information ................................................    5
Investment Summary ...............................................    7
Portfolio Summary ................................................    8
Investment Portfolio .............................................    9
Financial Statements .............................................   14
Financial Highlights .............................................   17
Notes to Financial Statements ....................................   18
Report of Independent Accountants.................................   21
Dividend Reinvestment and Cash
   Purchase Plan .................................................   22
Directors and Officers ...........................................   24

--------------------------------------------------------------------------------
This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

Dear Stockholders:

   Pacific Basin equities fell during the first half of 2000 in reaction to the sell-off in the Nasdaq index in the United States. Although local factors also came into play -- for instance, concerns over the health of the Korean financial system and questions over the direction of the new Taiwanese government -- the overriding factor in the performance of the Asian markets was the sell-off in technology stocks worldwide. While the fluctuations of U.S. equities have influenced all global markets, the impact was particularly acute in Asia, where technology and telecommunications stocks make up a large portion of the indices, especially in Taiwan, Korea, and China. Stocks in the region staged a strong rebound in June behind a recovery in the global technology sector, but all of the major indices finished the period well off their highs. These fluctuations led to increased volatility for the fund, which continues to hold a substantial weighting in technology and communications shares. On the plus side, our top three holdings -- Samsung Electronics, SK Telecom, and China Mobile -- all produced strong performance.

   In this environment, the fund's net asset value fell 13.08% for the six-month period ended June 30, 2000, beating the -14.15% return of the fund's unmanaged benchmark, which is comprised of 75% MSCI All Country Asia Free Index and 25% MSCI Japan Index. The Fund's NYSE share price declined 23.00% to end the period at $14.69, representing a discount of 27.2% to NAV.

Fund Strategy and Positioning

   Although techs and telecoms slumped in March and April, the fund was helped by its position in these sectors over the full period. Within the tech group, we focus on companies with strong business franchises and management teams that possess real world experience. Our position is concentrated in technology enablers, wireless communications providers, companies that make the "nuts and bolts" of the communications infrastructure, and contract manufacturers in Korea, Taiwan, and Singapore. While Asia's tech sector is very volatile, we believe that it is worth taking on the additional risk to participate in what is its substantial long-term upside. We are also overweighted in consumer stocks, which we believe will stand to benefit from the region's economic recovery and expanding levels of domestic consumption. Included in this group are retailers, cellular phone operators in the largest markets, and banks that cater to a high-end clientele. Going forward, we intend to maintain an overweight position in companies with exposure to the domestic economy, as well as leading exporters of industrial products and services.

   Another key theme that distinguishes the portfolio is our investments in companies that have seized the initiative to improve their competitive positions. We expect that as the region's recovery continues to gain momentum, there will be an increasing differentiation between companies with strong fundamentals, and those whose stock prices have merely been lifted by the improving economic backdrop. For that reason, we are confident that a bottom-up approach that focuses on fundamentals and on-the-ground research will be well suited to the stockpicker's market that we see emerging over the remainder of the year.

   On the down side, our overweighted positions in Taiwan and Korea detracted from performance, since both markets were impacted negatively by country-specific factors. In Taiwan, for instance, the recent presidential election and its resulting implications for the country's relations with China have put downward pressure on the market. And in Korea, investors remain concerned about the health of the banking system. Nevertheless, we remain optimistic on the prospects for the stocks that we hold in these two countries. Korea is particularly attractive in terms of both its valuations and its earnings growth. Even more important, the country is undergoing significant changes

[LOGO] Scudder New Asia Fund, Inc.
Letter to Stockholders
================================================================================

in its corporate culture. While in the past the large chaebols dominated the country's business environment -- absorbing capital, manpower, and natural resources -- today, due in part to the growth of the Internet, we are seeing the evolution of a more dynamic, entrepreneurial environment. College graduates no longer look for lifetime employment at the chaebols; instead they want to join start-ups or found their own companies. Over time, we believe that this type of positive fundamental change is more important than the day-to-day fluctuations of stock prices.

Taking Advantage of Volatility

   We were buyers during the spring correction, which allowed the fund to benefit when the tech sector rebounded in June. We added to our top holdings -- particularly Samsung Electronics, SK Telecom, and China Mobile -- and we made a marginal increase in our holdings in the financial sector by buying shares of HSBC (United Kingdom) and JCG (Hong Kong), which we believe are positioned to benefit from the improving Chinese economy, as well as DBS (Singapore) and Standard Chartered, a United Kingdom based bank with extensive operations in Singapore. At the same time, we trimmed or eliminated positions in smaller companies in which we have a lower level of conviction.

   We see downdrafts in the region's markets as a buying opportunity for the simple reason that the improving fundamentals and positive earnings momentum of many top companies is not being fully reflected in their stock prices. In general, the valuations of Asian companies are dramatically better than valuations in the U.S., but yet they tend to fall just as far as American companies during corrections. If the S&P 500 Index is valued at 30 times earnings, and Korea's market is valued at less than 10 times, why should a 2% drop in the U.S. translate into a 2% drop in Korea? It shouldn't necessarily, but it has in recent months because local sentiment -- especially among retail investors -- has been a more important driver of market performance than fundamentals. As bottom-up investors, we welcome this anomaly as an opportunity to add to positions in quality companies whose prices are being impacted by external factors.

Outlook

   Although volatility in the U.S. should continue to drive the near-term performance of Asia's markets, our long-term outlook for the region remains favorable. Growth continues to improve, exports are up, inflation is benign, and the rapid growth of the consumer culture is leading to a stronger, more diverse economy. At the individual company level, we are enthusiastic about increasingly efficient management practices and the growing acceptance of restructuring as a means to boost profits. These factors, in turn, should increase the flow of foreign assets into the region, which over time will help provide financing for companies that are investing for the future. As a result, we continue to believe that corporate earnings growth will exceed expectations over the balance of 2000. We therefore urge investors to maintain a long-term outlook even when the markets are falling. While we expect that the shifting U.S. interest rate outlook will continue to roil the global markets in the near-term, we expect that Asia will remain the source of attractive investment opportunities for many years to come.

Respectfully,


/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board
                               and Director

[LOGO] Scudder New Asia Fund, Inc.
Other Information
================================================================================

Investment Manager

   The investment manager of Scudder New Asia Fund, Inc. is Scudder Kemper Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc.

   On April 5, 2000, the Directors of the fund approved a Research and Advisory Agreement between the Manager and Scudder Investments Singapore, Limited, a wholly owned subsidiary of the Manager ("Scudder Investments Singapore"), which would serve as sub-adviser to the fund. Scudder Investments Singapore has registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Company Act of 1940, as amended, and is expected to serve as sub-adviser to the fund on or about September 1, 2000. Scudder Investments Singapore is expected to render investment advisory and management services with regards to the portion of the fund's portfolio as allocated by the Manager.

A Team Approach to Investing

   Scudder New Asia Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager Tien-Yu Sieh assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Sieh joined the Manager in 1996, and has eight years of experience in the investment industry. Portfolio Manager Theresa Gusman joined the Manager in 1995 and the fund team in 1996. Ms. Gusman has 17 years of investment industry experience. Portfolio Manager Elizabeth J. Allan joined the Manager and the fund in 1987. Ms. Allan has 18 years of Pacific Basin research and investment management experience. Nicholas Bratt, Portfolio Manager, has been a member of the fund's team since 1987 and helps set the fund's general investment strategies. Mr. Bratt has over 27 years of experience in worldwide investing, including 26 years of experience as a portfolio manager, and has been with the Manager since 1976.

Dividend Reinvestment Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 22. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend

[LOGO] Scudder New Asia Fund, Inc.
Other Information
================================================================================

Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

   The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder Kemper Investments, Inc. banner.

[LOGO] Scudder New Asia Fund, Inc.
Investment Summary as of June 30, 2000
================================================================================


Historical
Information                                  Total Return (%)
                                 -----------------------------------------------
                                         Market Value        Net Asset Value(a)
                                 ----------------------    ---------------------
                                               Average                   Average
                                  Cumulative   Annual       Cumulative   Annual
                                 ----------------------    ---------------------
            Current Quarter         -16.41       --           -15.64        --
            One Year                  3.87      3.87           22.96     22.96
            Three Year                9.16      2.96           26.95      8.28
            Five Year                11.93      2.28           48.74      8.26
            Ten Year                 85.36      6.37          112.59      7.83

--------------------------------------------------------------------------------

Per Share Information and Returns(a)
    Yearly periods ended June 30


A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1991    1992    1993    1994    1995    1996    1997    1998   1999     2000
                     --------------------------------------------------------------------------------
Net Asset Value...    $15.68  $15.49  $17.93  $22.44  $16.00  $16.06  $17.26  $10.28  $17.03   $20.16
Income Dividends..    $  .08  $  .08  $  .08  $  .48  $  .02  $  .02  $  .03  $  .15  $   --       --
Capital Gains
Distributions.....    $ 1.93  $  .15  $  .52  $   --  $ 5.06  $  .87  $  .37  $  .29  $   --   $ 0.61
Total Return (%)..     -2.03     .28   20.28   27.88   -5.41    5.70   10.85  -37.67   65.66    22.96

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

    Past results are not necessarily indicative of future performance of the Fund.

[LOGO] Scudder New Asia Fund, Inc.
Portfolio Summary as of June 30, 2000
================================================================================

Diversification

     Common Stocks             99%
     Other                      1%
                              ----
                              100%
                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


Geographical breakdown of the Fund's equity securities
--------------------------------------------------------

     Japan                     34%
     Hong Kong                 18%
     Korea                     16%
     Taiwan                    12%
     India                      8%
     Singapore                  4%
     United Kingdom             4%
     Malaysia                   2%
     China                      1%
     Other                      1%
                              ----
                              100%
                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------

     Technology                38%
     Communication             19%
     Financial                 18%
     Manufacturing             12%
     Consumer Discretionary     3%
     Consumer Staples           3%
     Health                     4%
     Service Industries         1%
     Metals and Minerals        1%
     Other                      1%
                              ----
                              100%
                              ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Ten Largest Equity Holdings (33% of Portfolio)


   1. Samsung Electronics Co.
      Electronics manufacturer

   2. SK Telecom Co., Ltd.
      Provider of mobile telecommunications
      services

   3. China Telecom, Ltd.
      Provider of cellular telecommunication
      services

   4. Infosys Technologies Ltd.
      Financial and industrial software
      developer

   5. Satyam Computer Services Ltd.
      Provider of software services

   6. NTT Docomo, Inc.
      Provider of various telecommunication
      services and equipment

   7. Chartered Semiconductor
      Provider of wafer fabrication services
      to semiconductor suppliers

   8. Standard Chartered PLC
      International banking group

   9. NEC Corp.
      Manufacturer of telecommunication
      and computer equipment

  10. HSBC Holdings PLC
      International banking and financial
      services company

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio as of June 30, 2000
================================================================================

                                                                                         Units       Value ($)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIP 0.1%

Japan
JAFCO No. 6 Investment Enterprise Partnership (Venture capital company)
  (Cost $495,323) (b) ..............................................................           1      159,058
                                                                                                 ------------
--------------------------------------------------------------------------------------------------------------

                                                                                        Shares
                                                                                      ----------
COMMON STOCKS 99.9%

China 0.6%
Nanjing Panda Electronics Co., Ltd. "H" (Developer, manufacturer and
  marketer of electronics and telecommunications products) .........................   2,956,000    1,061,727
                                                                                                 ------------
Hong Kong 18.3%
ASM Pacific Technology Ltd. (Manufacturer of machinery for the production
  of semiconductors) ...............................................................     481,000    1,801,683
Cheung Kong Holdings Ltd. (Real estate company) ....................................       6,000       65,999
China Mobile Ltd.* (Provider of cellular telecommunication services) ...............     854,000    7,531,492
China Unicom* (Provider of telecommunications services) ............................   1,282,000    2,705,231
Dao Heng Bank Group Ltd. (Bank) ....................................................     221,000      978,052
Esprit Holdings Ltd. (Designer and manufacturer of high quality fashion products) ..   1,419,087    1,483,601
Giordano International Ltd. (Retailer of casual apparel) ...........................   1,324,653    2,013,517
Hongkong Land Holdings, Ltd. (Investor in commercial property) .....................     252,000      403,200
Hutchison Whampoa, Ltd. (Diversified investment holding company) ...................     222,200    2,793,319
JCG Holdings Ltd. (Bank) ...........................................................   3,450,000    1,725,974
Legend Holdings Ltd. (Manufacturer of computers and related products) ..............   1,438,000    1,392,696
Li & Fung Ltd. (Exporter of consumer products) .....................................     624,000    3,121,761
New World Development Co., Ltd. (Property investment and development company) ......       7,097        7,875
Next Media Ltd. (Publisher) ........................................................   4,315,000      658,686
Pacific Century CyberWorks Ltd. (Provider of Internet services) ....................   1,171,000    2,313,279
QPL International Holdings Ltd. (Manufacturer of leadframes and integrated circuits)   1,298,000    1,864,847
Quality Healthcare Asia Ltd.* (Provider of medical coverage services) ..............   2,755,000      812,830
SmarTone Telecommunications Holdings Ltd. (Cellular communication services) ........       1,214        2,686
Sunevision Holdings Ltd.* (Provider of Internet infrastructure and services) .......     925,500      753,877
                                                                                                 ------------
                                                                                                   32,430,605
                                                                                                 ------------
India 8.4%
Aptech Ltd. (Provider of professional education services) ..........................         369        6,991


    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                         Shares     Value ($)
--------------------------------------------------------------------------------------------------------------
Global Tele-Systems Limited (Manufacturer of telecommunication products
  and services) ......................................................................    34,600    1,037,303
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers) ......................        80        1,769
Hindalco Industries Ltd. (Miner/refiner of aluminum) .................................    78,200    1,382,993
Infosys Technologies Ltd. (Financial and industrial software developer) ..............    25,900    4,825,492
NIIT Ltd. (Designer and distributor of computer software) ............................    40,800    2,019,760
Ranbaxy Laboratories, Ltd. (Manufacturer and distributor of pharmaceutical products) .    86,000    1,110,584
Rediff.Com India Limited (ADR)* (Provider of Internet destinations focused on
  the global Indian community) .......................................................    14,448      202,272
Satyam Computer Services Ltd. (Provider of software services) ........................    66,100    4,415,006
                                                                                                 ------------
                                                                                                   15,002,170
                                                                                                 ------------
Japan 33.9%
Advantest Corp. (Producer of measuring instruments and semiconductor
  testing devices) ...................................................................     8,300    1,853,851
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) .............................    76,000    1,439,108
DDI Corp. (Provider of telecommunication services) ...................................       196    1,888,086
Fujisawa Pharmaceutical Co. (Manufacturer and marketer of antibiotics) ...............    38,000    1,539,595
Fujitsu, Ltd. (Manufacturer of computers) ............................................    84,000    2,911,460
Japan Securities Finance Co., Ltd. (Provider of securities related financing services)   265,000    1,504,132
Kyocera Corp. (Manufacturer of ceramic packaging) ....................................    21,100    3,584,918
Matsushita Communication Industrial Co., Ltd. (Manufacturer of mobile and car
  audio telecommunications equipment) ................................................    11,000    1,286,112
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic
  products) ..........................................................................    51,000    1,324,550
Megachips Corp. (Manufacturer and marketer of various types of LSI's) ................    45,000    2,205,695
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic
  computers) .........................................................................    11,000    1,581,149
NEC Corp. (Manufacturer of telecommunication and computer equipment) .................   119,000    3,742,456
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ..................   251,000    2,204,561
NTT Mobile Communications Network, Inc. (Provider of various telecommunication
  services and equipment) ............................................................       158    4,282,571
Nikko Securities Co., Ltd. (Securities broker and dealer) ............................   263,000    2,608,018
Nintendo Co., Ltd. (Manufacturer of game equipment) ..................................    10,500    1,836,521
Nomura Securities Co., Ltd. (Financial adviser, securities broker and underwriter) ...   109,000    2,671,341
Orix Corp. (Major leasing company) ...................................................     6,400      945,932
Rohm Company Ltd. (Maker of linear ICs and semiconductors) ...........................     5,900    1,727,346
Sakura Bank, Ltd. (Provider of banking services) .....................................   355,000    2,457,525
Sharp Corp. (Manufacturer of consumer and industrial electronics) ....................   104,000    1,841,621


    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                      Shares     Value ($)
--------------------------------------------------------------------------------------------------------------
Sony Corp. (Manufacturer of consumer and industrial electronic equipment) .......      31,200    2,917,127
Taiyo Yuden Co., Ltd. (Manufactures and markets electronic components) ..........      29,000    1,818,577
The Furukawa Electric Co., Ltd. (Manufacturer of wires, cables and light metals)      108,000    2,259,244
Tokyo Broadcasting System, Inc. (Provider of television and radio programs) .....      37,000    1,600,416
Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) ........      11,000    1,508,429
Trend Micro Inc. (Developer of anti-virus software) .............................      12,000    1,983,284
Yamanouchi Pharmaceutical Co., Ltd. (Manufactures and markets a wide variety of
  pharmaceuticals) ..............................................................      24,000    1,312,367
Yaskawa Electric Corp. (Manufacturer of electric motors) ........................     114,000    1,364,103
                                                                                              ------------
                                                                                                60,200,095
                                                                                              ------------
Korea 16.4%
Dacom Corp. (Provider of domestic long-distance and Internet services) ..........      12,210    1,768,494
Housing & Commercial Bank (Bank) ................................................      65,021    1,521,982
Korea Telecom Corp. (ADR) (Provider of telecommunications services) .............      55,562    2,687,812
SK Telecom Co., Ltd. (Provider of mobile telecommunications services) ...........      30,100    9,853,142
Samsung Electro-Mechanics Co. (Manufacturer of precision and electronic parts) ..      22,290    1,397,342
Samsung Electronics Co. (Electronics manufacturer) ..............................      32,480   10,748,746
Shinhan Bank  (GDR) (Commercial bank) ...........................................     120,000    1,130,019
                                                                                              ------------
                                                                                                29,107,537
                                                                                              ------------
Malaysia 1.5%
SCB Developments Berhad (Builder of residential buildings) ......................     633,000      991,145
Unisem (M) Berhad (Manufacturer of semiconductors) ..............................     231,000    1,641,316
                                                                                              ------------
                                                                                                 2,632,461
                                                                                              ------------
Singapore 4.1%
Chartered Semiconductor (ADR)* (Provider of wafer fabrication services to
  semiconductor suppliers) ......................................................      43,600    3,924,000
DBS Group Holdings Ltd. (Provider of banking and financing services) ............     164,000    2,106,883
Venture Manufacturing Ltd. (Provider of manufacturing services to electronics
  companies) ....................................................................     128,000    1,303,666
                                                                                              ------------
                                                                                                 7,334,549
                                                                                              ------------
Taiwan 12.0%
ASE Test Ltd.* (Provider of testing services to semiconductor manufacturers) ....      63,000    1,854,563
Chinatrust Commercial Bank (Bank) ...............................................   1,041,000      904,628
Compeq Manufacturing Co., Ltd. (Manufacturer of multi-layer and double-sided
  printed circuit boards) .......................................................     229,000    1,408,657




    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio
================================================================================

                                                                                         Shares       Value ($)
----------------------------------------------------------------------------------------------------------------
Far Eastern Textile Ltd. (Manufacturer of natural and synthetic textile products) ....   1,184,770    1,473,009
Formosa Plastics Corp. (Manufacturer of plastics materials) ..........................     924,250    1,744,719
GigaMedia Ltd.* (Provider of broadband Internet access services and content) .........      72,435      878,274
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic products) ..........     229,480    2,076,337
Pacific Electric Wire & Cable Co., Ltd.* (Manufacturer of electrical wires and cables)   1,998,000    1,599,701
Synnex Technology International Corp. (GDR) (Distributor of personal
  computers and peripherals) .........................................................     295,000    1,584,215
Taiwan Cement Corp. (Manufacturer of cement) .........................................   1,128,000      895,792
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits) ........     609,164    2,894,644
United Microelectronics Corp., Ltd.* (Manufacturer of integrated circuits) ...........     829,200    2,307,456
Via Technologies Inc.* (Designer, manufacturer and marketer of
  integrated PC chipsets) ............................................................      72,000    1,113,100
WYSE Technology Taiwan Ltd. (Manufacturer of computer terminals) .....................     350,000      626,526
                                                                                                   ------------
                                                                                                     21,361,621
                                                                                                   ------------
Thailand 0.0%
TelecomAsia, Ltd. (Foreign registered)* (Telecommunication services) .................         100          111
TelecomAsia, Ltd. Rights* (b) ........................................................     300,000           --
                                                                                                   ------------
                                                                                                            111
                                                                                                   ------------
United Kingtom 4.2%
HSBC Holdings PLC (International banking and financial services company) .............     321,600    3,681,923
Standard Chartered PLC (International banking group) .................................     300,569    3,753,322
                                                                                                   ------------
                                                                                                      7,435,245
                                                                                                   ------------
United States 0.5%
AsiaInfo Holdings, Inc.* (Provider of Internet-related software products) ............      18,900      844,594
                                                                                                   ------------
Total Common Stocks (Cost $136,648,244) ..............................................              177,410,715
                                                                                                   ------------
----------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $137,143,567) (a) ..........................              177,569,773
                                                                                                   =============
----------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

*    Non-income producing security.
(a) The cost for federal income tax purposes was $137,723,458. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $39,846,315. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $55,591,921 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,745,606.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $159,058 (0.10% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2000 aggregated $495,323. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities, at value (cost $137,143,567) ..................   $177,569,773
Cash .....................................................................         78,886
Foreign currency, at value (cost $3,849,556) .............................      3,851,791
Receivable for investments sold ..........................................      1,299,042
Dividends receivable .....................................................        109,634
Other assets .............................................................          1,306
                                                                            -------------
Total assets .............................................................    182,910,432
                                                                            -------------

LIABILITIES

Payable for investments purchased ........................................        409,170
Deferred foreign taxes ...................................................      1,098,045
Loans payable ............................................................      3,100,000
Interest payable .........................................................          1,168
Accrued management fee ...................................................        174,443
Other accrued expenses and payables ......................................        116,703
                                                                            -------------
Total liabilities ........................................................      4,899,529
                                                                            -------------
Net assets, at value .....................................................   $178,010,903
                                                                            =============

NET ASSETS

Net assets consist of:
Accumulated net investment loss (1,551,459) Net unrealized appreciation
(depreciation) on:
   Investments (net of deferred foreign taxes of $1,098,045) .............     39,328,161
   Foreign currency related transactions .................................          1,216
Accumulated net realized gain (loss) .....................................     21,842,511
Paid-in capital ..........................................................    118,390,474
                                                                            -------------
Net assets, at value .....................................................   $178,010,903
                                                                            -------------
Net asset value per share ($178,010,903 / 8,827,983 shares of common stock
   issued and outstanding, $.01 par value, 50,000,000 shares authorized) .   $      20.16
                                                                            =============



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
 Statement of Operations
 Six Months Ended June 30, 2000
--------------------------------------------------------------------------------
Investment Income

Income:
Dividends (net of foreign taxes withheld of $93,553) ...........   $    498,360
Interest .......................................................         99,047
                                                                  -------------
Total Income ...................................................        597,407
                                                                  -------------
Expenses:
Management fee .................................................      1,178,908
Services to shareholders .......................................         22,530
Custodian and accounting fees ..................................        270,546
Auditing .......................................................         40,945
Legal ..........................................................          3,643
Directors' fees and expenses ...................................         41,988
Reports to shareholders ........................................         32,947
Interest expense ...............................................         11,191
Other ..........................................................          3,175
                                                                  -------------
                                                                      1,605,873
                                                                  -------------
Net investment income (loss) ...................................     (1,008,466)
                                                                  -------------
Realized and unrealized gain (loss) on investment transactions

Net realized gain (loss) from:
Investments (net of deferred foreign taxes of $814,382) ........     22,636,899
Foreign currency related transactions ..........................        (45,811)
                                                                  -------------
                                                                     22,591,088
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign tax benefit of $203,961) ..    (50,671,496)
Foreign currency related transactions ..........................         (7,447)
                                                                  -------------
                                                                    (50,678,943)
                                                                  -------------
Net gain (loss) on investment transactions .....................    (28,087,855)
                                                                  -------------
Net increase (decrease) in net assets resulting from operations    $(29,096,321)
                                                                  ==============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements
================================================================================

 Statements of Changes in Net Assets


                                                                           Six Months         Year Ended
                                                                             Ended          December 31,
Increase (Decrease) in Net Assets                                        June 30, 2000          1999
--------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $  (1,008,466)   $    (741,288)
Net realized gain (loss) on investment transactions .................      22,591,088       30,061,510
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................     (50,678,943)      79,697,321
                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations .....     (29,096,321)     109,017,543
                                                                        --------------   --------------
Distributions to shareholders from net realized gains ...............      (5,370,902)              --
                                                                        --------------   --------------
Fund share transactions:
Reinvestment of distributions .......................................         366,582               --
                                                                        --------------   --------------
Increase (decrease) in net assets ...................................     (34,100,641)     109,017,543

Net assets at beginning of period ...................................     212,111,544      103,094,001
                                                                        --------------   --------------
Net assets at end of period (including accumulated net investment
   loss of $1,551,459 and $542,993, respectively) ...................   $ 178,010,903    $ 212,111,544
                                                                        ==============   ==============
Other Information

Shares outstanding at beginning of period ...........................       8,804,757        8,804,757
Shares issued to shareholders in reinvestment of distributions ......          23,226               --
                                                                        --------------   --------------
Shares outstanding at end of period .................................       8,827,983        8,804,757
                                                                        ==============   ==============




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                        Six Months
                                                        Ended June
                                                           30,                      Years Ended December 31,
                                                          2000         1999       1998       1997       1996        1995
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .............      $ 24.09      $ 11.71    $ 11.28    $ 15.26    $ 15.29    $ 17.44
                                                        -------      -------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment income (loss) (a) .................         (.11)        (.08)       .03       (.05)      (.04)      (.01)
Net realized and unrealized gain (loss) on
investment transactions ..........................        (3.21)       12.46        .40      (3.36)       .36       (.47)
                                                        -------      -------    -------    -------    -------    -------
Total from investment operations .................        (3.32)       12.38        .43      (3.41)       .32       (.48)
                                                        -------      -------    -------    -------    -------    -------
Less distributions from:
Net investment income ............................           --           --         --       (.18)      (.02)        --
Net realized gains on investment transactions ....         (.61)          --         --         --       (.33)     (1.51)
In excess of net realized gains on investment
transactions .....................................           --           --         --       (.39)        --       (.16)
                                                        -------      -------    -------    -------    -------    -------
Total distributions ..............................         (.61)          --         --       (.57)      (.35)     (1.67)
                                                        -------      -------    -------    -------    -------    -------
Net asset value, end of period ...................       $20.16       $24.09     $11.71     $11.28     $15.26     $15.29
                                                        =======      =======    =======    =======    =======    =======
Market value, end of period ......................       $14.69       $19.81     $ 9.31     $ 9.69     $12.50     $14.50
                                                        =======      =======    =======    =======    =======    =======
Total Return %
Per share market value (%) .......................       (23.00)**    112.75      (3.87)    (18.05)    (11.56)      (.66)
Per share net asset value (%) (b) ................       (13.08)**    105.72       3.81     (21.89)      2.46      (2.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ...........          178          212        103         99        133        133
Ratio of expenses (%) ............................         1.63*        1.77       1.94       1.90       1.87       1.74
Ratio of net investment income (loss) (%) ........        (1.03)*       (.52)       .31       (.31)      (.27)      (.07)
Portfolio turnover rate (%) ......................          127*          92         99        117         89         58

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*    Annualized

**   Not annualized

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India and Malaysia are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences relate primarily to investments in passive foreign investment companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $123,127,494 and $126,088,742, respectively.

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. For the six months ended June 30, 2000, the fee pursuant to the Agreement amounted to $1,178,908, which is equivalent to an annual effective rate of 1.2% of the Fund's average weekly net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SSC aggregated $10,904, of which $5,734 is unpaid at June 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SFAC aggregated $64,993, of which $22,561 is unpaid at June 30, 2000.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2000, Directors' fees and expenses aggregated $41,988.

D. Investing in Foreign Markets
   ----------------------------

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Borrowings
   ----------

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $1,977,586 with an average interest rate of 6.70%. Interest for the six months ended June 30, 2000 was $11,191.

[LOGO] Scudder New Asia Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 17, 2000

[LOGO] Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent. Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by EquiServe, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send their

[LOGO] Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

[LOGO] Scudder New Asia Fund, Inc.
Directors and Officers
================================================================================

DANIEL PIERCE*                                          ELIZABETH J. ALLAN*
    Chairman of the Board and Director                      Vice President

NICHOLAS BRATT*                                         BRUCE H. GOLDFARB*
    President                                               Vice President and Assistant Secretary

SHERYLE J. BOLTON                                       THERESA GUSMAN*
    Director                                                Vice President

ROBERT J. CALLANDER                                     JUDITH A. HANNAWAY*
    Director                                                Vice President

KENNETH C. FROEWISS                                     ANN M. McCREARY*
    Director                                                Vice President

WILLIAM H. LUERS                                        TIEN-YU SIEH*
    Director                                                Vice President

HUGH T. PATRICK                                         JOHN R. HEBBLE*
    Director                                                Treasurer

KATHRYN L. QUIRK*                                       JOHN MILLETTE*
    Director, Vice President and Assistant Secretary        Vice President and Secretary

KESOP YUN                                               BRENDA LYONS*
    Director                                                Assistant Treasurer

WILLIAM H. GLEYSTEEN, JR.                               CAROLINE PEARSON*
    Honorary Director                                       Assistant Secretary

JAMES W. MORLEY
    Honorary Director
                                                        * Scudder Kemper Investments, Inc.
WILSON NOLEN
    Honorary Director

ROBERT G. STONE, JR.
    Honorary Director
